UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K

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                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 13, 2005


                                  AUXILIO, INC.
             (Exact name of registrant as specified in its charter)

                                     Nevada
                 (State or other jurisdiction if incorporation)

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             000-27507                                 88-0350448
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      (Commission File Number)            (I.R.S. Employer Identification No.)
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           27401 Los Altos, Suite 100, Mission Viejo, California 92691
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                    (Address of principal executive offices)

                                 (949) 614-0700
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              (Registrant's telephone number, including area code)

                                       N/A
         (Former name or former address, if changed since last report.)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.

(b) In Auxilio, Inc.'s DEF 14 Proxy Statement for it 2005 Annual Meeting of Stockholders, as filed with the Securities and Exchange Commission on April 20, 2005, we stated that on April 13, 2005, Robert Miller ("Mr. Miller") notified the Company of his intention not to stand for re-election as a director of the Company. Mr. Miller informed the Company that his decision not to stand for re-election was not based on any disagreement with the Company's management or board of directors. On May 17, 2005, Mr. Miller officially resigned from his position as a director of the Company, pursuant to written notice delivered to the Company by him.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AUXILIO, INC.


Date:    May 19, 2005
                                       By:    /s/ Paul T. Anthony
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                                       Name:  Paul T. Anthony
                                       Title: Chief Financial Officer
                                              Principal Financial Officer